                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1425
                                     DATED: DECEMBER 5, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           3 Month


TRADE DATE:               December 5, 1996


SETTLEMENT DATE:          December 10, 1996


MATURITY DATE:            December 10, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.010%
                          (plus one bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly, using two business days prior.


INTEREST PAYMENT DATES:   The 10th of March, June, September and December commencing March
                          1997 through Maturity, subject to Modified Following Business Day
                          Convention.


INITIAL INTEREST RATE:    5.55688%


FORM:                     Book-entry

